NEWS RELEASE
Exhibit 99.1

For Immediate Release
Astronics Corporation Announces Preliminary Unaudited Adjusted EBITDA Margins for Fourth Quarter and Full Year 2025;
Also Announces Plan to Webcast Presentation at the
TD Cowen Aerospace & Defense Conference
•Refined preliminary unaudited fourth quarter and full year revenue estimates
•Fourth quarter adjusted EBITDA margin1 benefited from favorable mix
•Maintains initial 2026 revenue guidance of $950 million to $990 million, an increase of 10% to 15% over 2025
•To webcast presentation at TD Cowen Aerospace & Defense Conference on February 12, 2026
EAST AURORA, NY, February 5, 2026 – Astronics Corporation (Nasdaq: ATRO), a leading provider of advanced technologies for global aerospace, defense and other mission critical industries, today reported preliminary, unaudited fourth quarter and full year 2025 financial results for the period ended December 31, 2025.
Preliminary Fiscal 2025 Fourth Quarter Financial Results
•Updated preliminary unaudited revenue estimated at $239.5 million with estimated preliminary Aerospace sales of $219.0 million and estimated preliminary Test sales of $20.5 million
•Preliminary adjusted EBITDA margin estimated at a minimum of 18% of revenue1
Preliminary Fiscal 2025 Full Year Financial Results
•Updated preliminary unaudited revenue estimated at $861.5 million
•Preliminary adjusted EBITDA margin estimated at a minimum of 15% of revenue1
Preliminary bookings in the quarter were estimated at approximately $257 million, bringing orders for the full year to approximately $924 million.
The Company also maintained its preliminary revenue expectations for 2026 of $950 million to $990 million representing an increase of approximately 10% to 15% over 2025.
1 A reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures will be included in the full financial results expected to be reported on or about February 24, 2026. The Company is unable to present a quantitative reconciliation of preliminary expected adjusted EBITDA margin for the fourth quarter 2025 or full year 2025 to its most directly comparable preliminary expected unaudited GAAP financial measure because sufficient information as to all of the necessary components of such GAAP financial measure is not available to management as of the date of this release, and therefore a reconciliation is not available without unreasonable effort.
Astronics Corporation      press@astronics.com | +1.716.805.1599
130 Commerce Way | East Aurora, NY 14052

Astronics Corporation Announces Preliminary Unaudited Adjusted EBITDA Margins For Fourth Quarter and Full Year 2025
February 5, 2026

Announces Plans to Webcast Presentation at the TD Cowen Aerospace & Defense Conference
Management will host meetings and present at the TD Cowen 47th Annual Aerospace & Defense Conference in Arlington, VA on Thursday, February 12, 2026.
The Astronics presentation is scheduled to begin at 1:20 p.m. Eastern Time. A live webcast of the presentation, along with presentation materials, will be available at www.astronics.com. A replay of the webcast will be available after the event in the Investors section of the Company’s website.
ABOUT ASTRONICS CORPORATION
Astronics Corporation (Nasdaq: ATRO) serves the world’s aerospace, defense, and other mission critical industries with proven, innovative technology solutions. Astronics works side-by-side with customers, integrating its array of power, connectivity, lighting, structures, interiors, and test technologies to solve complex challenges. For over 50 years, Astronics has delivered creative, customer-focused solutions with exceptional responsiveness. Today, global airframe manufacturers, airlines, militaries, completion centers and Fortune 500 companies rely on the collaborative spirit and innovation of Astronics. The Company’s strategy is to increase its value by developing technologies and capabilities that provide innovative solutions to its targeted markets.
For more information on Astronics and its solutions, visit Astronics.com.
Cautionary Language
The preliminary unaudited financial results for the fourth quarter and full year 2025 presented herein are based on information available to management as of the date of this release. These preliminary unaudited results are subject to changes, that may be material, in connection with completion of the Company’s standard year-end closing procedures and the completion of our independent registered public accounting firm’s year-end audit.
Safe Harbor Statement
This news release contains forward-looking statements as defined by the Securities Exchange Act of 1934. One can identify these forward-looking statements by the use of the words “expect,” “anticipate,” “plan,” “may,” “will,” “estimate” or other similar expressions and include all statements with regard to preliminary unaudited revenue, adjusted EBITDA margin, bookings and 2026 revenue outlook. Because such statements apply to future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. Important factors that could cause actual results to differ materially from what may be stated here include the trend in growth with passenger power and connectivity on airplanes, the state of the aerospace and defense industries, the market acceptance of newly developed products, internal production capabilities, the timing of orders received, the status of customer certification processes and delivery schedules, the demand for and market acceptance of new or existing aircraft which contain the Company’s products, the need for new and advanced test and simulation equipment, customer preferences and relationships, and other factors which are described in filings by Astronics with the Securities and Exchange Commission. Except as may be required by applicable law, the Company assumes no obligation to update forward-looking information in this news release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Astronics Corporation      press@astronics.com | +1.716.805.1599
130 Commerce Way | East Aurora, NY 14052

Astronics Corporation Announces Preliminary Unaudited Adjusted EBITDA Margins For Fourth Quarter and Full Year 2025
February 5, 2026

Use of Non-GAAP Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Astronics provides Adjusted Non-GAAP information as additional information for its operating results. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. Astronics’ management uses these measures for reviewing the financial results of Astronics for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate Astronics' core operating and financial performance and business trends consistent with how management evaluates such performance and trends.
The Company has included in this press release its preliminary, expected adjusted EBITDA margin, a non-GAAP financial measure. As noted above, the Company is unable to present a quantitative reconciliation of preliminary expected adjusted EBITDA margin for the fourth quarter 2025 or full year 2025 to its most directly comparable forward-looking GAAP financial measure because sufficient information as to all of the necessary components of such GAAP measure is not available to management as of the date of this release, and therefore a reconciliation is not available without unreasonable effort.
Adjusted EBITDA margin is defined as adjusted EBITDA divided by sales. The Company typically defines adjusted EBITDA as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA and adjusted EBITDA margin are not measures determined in accordance with GAAP and may not be comparable with adjusted EBITDA and adjusted EBITDA margin as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as adjusted EBITDA margin, are important for investors and other readers of the Company’s financial statements.

For more information, contact:
Company	Investors
Nancy L. Hedges, CFO	Deborah K. Pawlowski
Astronics Corporation	Alliance Advisors LLC
T: 716.805.1599	T: 716.843.3908
dpawlowski@allianceadvisors.com
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Astronics Corporation      press@astronics.com | +1.716.805.1599
130 Commerce Way | East Aurora, NY 14052